PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N May 2006 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding business strategies, intended results and future performance.  Forward-looking statements are preceded by such terms as “expects,” “believes,” “anticipates,”
“intends,” and similar expressions.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the uncertainties that affect the
Company’s business, particularly those mentioned under the headings “Forward-
looking Statements” and “Item 1A. Risk Factors” in the Company’s Form 10-K for the
year ended December 31, 2005, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.
In the event that any non-GAAP financial information is described in any communication, including this presentation, please refer to the supplemental financial tables included on our website for the GAAP reconciliation of this information.

Agenda Agenda • Introduction and Overview • Key Strategies • Financial Performance

Introduction and Overview
Introduction and Overview
– Headquartered in Baltimore, Maryland
– Total assets of $6.4 billion (as of  3/31/06)
– Serves individuals, families, small businesses
and larger companies in Greater Baltimore,
Greater Washington and Central Virginia
– Over 2,000 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network 2006 Banking Office Network 2006 153 Branches 153 Branches Green dots are in-store, red triangles are traditional locations.

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction
Introduction
Provident Bank Vision
Provident Bank Vision
Provident Bank’s vision is to be chosen
as our customers’ primary bank
because we consistently execute our
business as The Right Size Bank.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Provident Bank Key Strategies
Provident Bank Key Strategies
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Provident Bank Key Strategy #2
Provident Bank Key Strategy #2
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Commercial Loan
Commercial Loan
and Deposit/Repo
and Deposit/Repo
Average Balances (millions)
Loans exclude non-core loans
2001 2002 2003 2004 2005 1Q06
Baltimore VA/Wash
$791
$856
$961
LOANS
2001 2002 2003 2004 2005 1Q06
$426
$579
$680
DEPOSIT/REPO
$982
CAGR 2001-2005*  Loans            22.0%
CAGR 2001-2005*  Deposits        28.0%
*includes SFFB in 2001 base
$1,444
$1,754
$1,143
$1,894
$1,144

Commercial Loans
Commercial Loans
1Q06
Total $1.9 B
36%
25%
16%
23%
Average  Balances
12%
27%
21%
40%
Residential Construction Commercial Construction
Commercial Mortgage Commercial Business
2001 Total
$875 MM

Provident Bank Key Strategy #3
Provident Bank Key Strategy #3
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

2001 2002 2003 2004 2005 1Q06
Consumer Loan and
Consumer Loan and
Deposit Growth
Deposit Growth
Average Balances (millions)
Loans exclude acquired & resid. mortgages
2001 2002 2003 2004 2005 1Q06
Baltimore VA/Wash
$663
$797
$906
LOANS
$2,290 $2,332 $2,364
DEPOSITS
(Excluding Brokered CDs)
$2,665
CAGR 2001-2005*  Loans            17.5%
CAGR 2001-2005*  Deposits         8.6%
*includes SFFB in 2001 base
$1,089
$1,317
$2,687
$1,351
$2,709

Retail DDA Fees
Retail DDA Fees
Annual Fees Per Account
Annual Fees Per Account
0
50,000
100,000
150,000
200,000
250,000
300,000
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06
$0
$50
$100
$150
$200
$250
Accounts on Hand Average Fee Income Per Consumer DDA
CAGR (Accounts) = 13.46%
CAGR (Fee Inc.) = 13.26%

Consumer Loans Consumer Loans 1Q06 Total $1.8 B 25% 2% 50% 23% Marine Home Equity Other Residential & Acquired Average Balances 13% 15% 8% 64% 2001 Total $2.2 B

Home Equity Home Equity Quarterly Comparison Quarterly Comparison $485,931 $676,169 $772,558 $831,987 $879,598 $914,182 4Q 03 4Q 04 2Q 05 3Q 05 4Q 05 1Q06 34.5% CAGR

Provident Bank Branches
Provident Bank Branches
91 91
61
62
58
58
89
59
56
36
34 34
51
50 50
37
34
60
59
51
42
42
33
15
18
10 10
5
8
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06
Traditional In-Store/ATM Plus
TRADITIONAL/IN-STORE

67
86 86
82
51
35
43
32
24
15 15
66
44
67
67
66
65
66
59
53
51
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

Opportunities
Opportunities
• Build relationships with existing customers
• We have 53 “new” branches in Virginia
“New VA” Branches MD Branches
$33,682,000
$9,783,020
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
Deposits
$4,595,000
$969,323
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
$4,500,000
$5,000,000
Loan Origination
$745,000
$77,419
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Fee Income

Average Balances ($ millions) Small Business Growth Small Business Growth Total Loans $ 82 $253 Total Deposits $138 $408 Customer Relationships 18,368 30,000 2001 2005

Provident Bank Key Strategy #4
Provident Bank Key Strategy #4
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Customer Relationship Customer Relationship Strategy Strategy

Provident Bank Vision Provident Bank Vision Provident Bank’s vision is to be chosen as our customers’ primary bank because we consistently execute our business as The Right Size Bank.

Customer Relationship Strategy Customer Relationship Strategy Executing our Vision • Acquire • Enhance • Retain

Customer Acquisition Strategy Customer Acquisition Strategy • 1993 Introduction –High Performance Checking –In-Store Banking –Exception Decisioning

Acquire Customer Relationships
Acquire Customer Relationships
Acquire different customers and acquire customers
differently
Success Factors:
• Right size bank positioning
• Unparalleled convenience
• Value-oriented product line
• Reputation for superior service
Success Metric:  Growth in Primary Bank Relationships

Enhance Customer Relationships
Enhance Customer Relationships
The Opportunity
The Opportunity
2.91 312
Real Estate
2.73 912
Commercial
2.22 30,000
Small
Business
2.79 263,661
Retail
Provident
Cross Sell
Households
Data is as of Q3 2005

Enhance Customer Relationships
Enhance Customer Relationships
• Leverage customer segmentation
methodology
• Build a relationship sales culture
• Roll-out sales and leadership training
• Achieve CSBI relationship
Success Metric:  1 More to 400,000

Retain Customer Relationships
Retain Customer Relationships
One additional product to a household with one product
increases their retention from 83% to 92%
• Utilize on-boarding program for all customers
• Survey customers’ satisfaction quarterly
• Build specific retention plans based on customer
segmentation data
Success Metric:  Level of Customer Engagement

Provident Bank Key Strategy #5
Provident Bank Key Strategy #5
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Employee Development
Employee Development
and Retention
and Retention
• Succession planning for key positions
• Compensation awards based upon results
• Expanded training curriculum with additional
online development offerings
• Disciplined performance management system

Provident Bank Key Strategy #6
Provident Bank Key Strategy #6
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Components of Earning Assets
Components of Earning Assets
44%
24%
32%
Commercial & Consumer Loans (Core)
Residential & Acquired Loans (Non-core)
Investment Securities
8%
58%
34%
1Q06 1995
$2,851,766
$5,638,368

Investments / Assets Investments / Assets 51.7% 51.9% 51.8% 43.5% 36.0% 35.7% 10% 20% 30% 40% 50% 60% 2001 2002 2003 2004 2005 1Q06 Note: investments include acquired loans. Source: SNL

Loans / Assets Loans / Assets 32.9% 36.4% 39.6% 43.6% 50.7% 51.4% 30.0% 40.0% 50.0% 60.0% 70.0% 2001 2002 2003 2004 2005 1Q06 Note: Ratio is represented by core loans to assets. Source: SNL

Customer Deposits Customer Deposits 13% 14% 33% 40% Savings Deposits Time Deposits Demand Deposits MM Deposits 25% 19% 39% 17% 1Q06 1995 $1,632, 544 $3,565,431

Free Funding / Avg Earning Assets Free Funding / Avg Earning Assets 12.9% 15.7% 18.0% 17.8% 20.6% 20.7% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2001 2002 2003 2004 2005 1Q06 Source: SNL

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Core Loan Growth
Core Loan Growth
$3,244,243
$1,512,021
$1,686,343
$1,867,002
$2,533,458
$3,015,984
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
2001 2002 2003 2004 2005 1Q06
CAGR (Core Loans) = 18.84%
CAGR (Total Assets) = 6.72%
Average balances

Core Deposit Growth
Core Deposit Growth
$3,565,431
$2,692,617
$3,517,648
$3,344,660
$2,825,412
$2,547,804
$2,400,000
$2,800,000
$3,200,000
$3,600,000
$4,000,000
2001 2002 2003 2004 2005 1Q06
CAGR = 8.40%
Average balances

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Fee Income Fee Income $113,547 $112,072 $100,840 $92,752 $86,394 $74,955 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2001 2002 2003 2004 2005 1Q06 CAGR = 10.58%

Retail DDA Fees
Retail DDA Fees
Annual Fees Per Account
Annual Fees Per Account
0
50,000
100,000
150,000
200,000
250,000
300,000
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06
$0
$50
$100
$150
$200
$250
Accounts on Hand Average Fee Income Per Consumer DDA
CAGR (Accounts) = 13.46%
CAGR (Fee Inc.) = 13.26%

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Net Charge-Offs / Average Loans Net Charge-Offs / Average Loans 0.13% 0.15% 0.27% 0.34% 0.46% 0.71% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2001 2002 2003 2004 2005 1Q06

Reserves / Loans Reserves / Loans 1.24% 1.30% 1.21% 1.27% 1.24% 1.29% 1.1% 1.2% 1.3% 1.4% 1.5% 2001 2002 2003 2004 2005 1Q06

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Tangible Common Equity Ratio Tangible Common Equity Ratio 6.41% 6.27% 5.52% 6.20% 5.97% 5.77% 5.0% 5.5% 6.0% 6.5% 7.0% 2001 2002 2003 2004 2005 1Q06

Equity Summary Equity Summary 1Q 2006 1Q 2006 • Current yield: 3.17% • Shares repurchased: 149,207 • P/E ratio: 16.2 x • Market Capitalization: $ 1.2 billion (As of 03/31/06)

Financial Performance
Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Net Interest Margin Net Interest Margin 3.72% 3.34% 3.21% 3.14% 2.89% 3.52% 2.8% 3.2% 3.6% 4.0% 2001 2002 2003 2004 2005 1Q06

Return on Assets Return on Assets 1.17% 1.14% 1.02% 1.03% 1.00% 0.81% 0.60% 0.80% 1.00% 1.20% 1.40% 2001 2002 2003 2004 2005 1Q06

Operating Earnings Per Share Operating Earnings Per Share 2.33 2.17 2.05 1.88 1.60 1.50 1.70 1.90 2.10 2.30 2.50 2001 2002 2003 2004 2005

Equity Summary 2003 - Equity Summary 2003 - 2005 2005 Total Return Comparison Total Return Comparison 53.23% 43.79% 61.74% SNL Bank Index Peer Group Provident

Appendix Appendix Following pages provide regional economic data for Provident Bank’s market.

Office Vacancy Office Vacancy Healthy Real Estate Market Office Vacancy Rates: Baltimore Metro 11.8% Maryland Suburbs of DC 9.5% Wash DC Metro 9.2% Northern Virginia 10.2%

Regional Employment Regional Employment Unemployment Lower Than the National Rate Baltimore Metro 4.3% Wash DC Metro 3.3% Richmond Metro 3.6% Data is as of Q4 2005

Regional Employment
Regional Employment
Strong Employment Growth
By metro area:
Baltimore 25,730 (2.0%)
Washington DC 47,697 (2.1%)
Richmond 11,199 (1.8%)
By state:
Maryland 37,729 (1.5%)
Virginia 81,968 (2.3%)
Data is ann. growth as of Q4 2005, total nonagricultural employment, seasonally adjusted

Market Demographics Market Demographics Market Demographics 3.3% 3.0% 8.2% 5.3% 3.4% 9.4% 2000-2004 2004-2009 US Baltimore-Towson,MD Washington-Arlington-Alexandria Change in Population

Market Demographics
Market Demographics
Median Household Income
$63,992
$70,274
$79,287
$49,949
$55,412
$62,571
$42,600
$46,475
$51,597
$35,000
$45,000
$55,000
$65,000
$75,000
$85,000
2000 2004 2009
Wash Metro
Balto/Towson
U.S.

PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080